UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2011
Ameristar Casinos, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22494	88-0304799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S Las Vegas, Nevada (Address of principal executive offices)	89169 (Zip Code)
Registrant’s telephone number, including area code: (702) 567-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On May 16, 2011, Ameristar Casinos, Inc. (the “Company”) and an affiliate of the Company, the Estate of Craig H. Neilsen (the “Estate”), entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) pursuant to which the Estate agreed to sell 4,560,055 shares (the “Shares”) of the Company’s common stock owned by the Estate to the Underwriter at a price of $21.84 per share in connection with a public offering of the Shares by the Underwriter (the “Offering”). The Underwriting Agreement contains customary representations, warranties and covenants by the Company and the Estate and customary closing conditions. In the Underwriting Agreement, the Company and the Estate agree to indemnify the Underwriter against certain liabilities that may be incurred by the Underwriter in connection with the Offering, including liabilities arising under the Securities Act of 1933, as amended.
     The closing of the sale of the Shares contemplated by the Underwriting Agreement is expected to occur on May 20, 2011. The Estate will receive all of the proceeds from the Offering, and the Company will not receive any proceeds from the sale of the Shares.
     The Offering was made pursuant to a prospectus and a prospectus supplement, each dated May 16, 2011, included in the Company’s registration statement on Form S-3 (File No. 333-174128) (the “Registration Statement”), originally filed with the Securities and Exchange Commission on May 11, 2011.
     The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.
     In connection with the Offering, the following exhibits are being filed with this Form 8-K to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1) and (ii) certain information relating to Part II, Item 14, “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1).

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description

1.1	Underwriting Agreement, dated May 16, 2011, among Ameristar Casinos, Inc., the Estate of Craig H. Neilsen and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1	Information relating to Part II, Item 14, “Other Expenses of Issuance and Distribution” of the registration statement of Ameristar Casinos, Inc. on Form S-3 (File No. 333-174128).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ameristar Casinos, Inc.
By:	/s/ Peter C. Walsh
	Name:	Peter C. Walsh
	Title:	Senior Vice President and General Counsel

Dated: May 18, 2011

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated May 16, 2011, among Ameristar Casinos, Inc., the Estate of Craig H. Neilsen and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1	Information relating to Part II, Item 14, “Other Expenses of Issuance and Distribution” of the registration statement of Ameristar Casinos, Inc. on Form S-3 (File No. 333-174128).